UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-09375 and 811-09633

Name of Fund: BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 09/30/2009

Item 1 –	Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock Global Financial Services Fund, Inc.

ANNUAL REPORT | SEPTEMBER 30, 2009

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Dear Shareholder

The past 12 months saw a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression, to exuberance and increasing optimism amid emerging signs of recovery. The period began on the heels of the infamous collapse of Lehman Brothers, which triggered an intensifying deterioration in global economic activity in the final months of 2008 and the early months of 2009 and resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, US equities endured extreme volatility in this environment — steep declines and heightened risk aversion in the early part of the reporting period gave way to an impressive seven-month rally that began in March. This rally has pushed all major indexes well into positive territory for 2009. Stocks did experience modest setbacks in June and then again in late September and early October, but the overall trajectory was up. The experience in international markets was similar to that in the United States. Prominent in the rally have been emerging markets, which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. At the same time, near-zero interest rates on risk-free assets, coupled with an improving macro environment, prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets, bidding those prices higher. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong while the Build America Bonds program has alleviated supply pressures, creating a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

Total Returns as of September 30, 2009	6-month	12-month

US equities (S&P 500 Index)	34.02%	(6.91)%

Small cap US equities (Russell 2000 Index)	43.95	(9.55)

International equities (MSCI Europe, Australasia, Far East Index)	49.85	3.23

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(3.77)	7.66

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.59	10.56

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	9.38	14.85

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	40.25	22.51

*	Formerly a Merrill Lynch index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2009	BlackRock Global Financial Services Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

•

Through its investment in Global Financial Services Portfolio (the “Portfolio”), the Fund outperformed the benchmark MSCI World Financials Index for the 12-month period, but underperformed the broad-market MSCI World Index.

What factors influenced performance?

•

Factors contributing positively to performance relative to the MSCI World Financials Index included stock selection in commercial banks, real estate management & development and insurance, as well as the Portfolio’s allocation to information technology (IT) services. Individual contributors included China Resources Land Ltd., Standard Chartered Plc, Citigroup Inc., Ping An Insurance Group Co. of China Ltd. and Visa, Inc. From a country perspective, an overweight in China during the year and stock selection and an underweight in the United Kingdom both contributed positively.

•

Factors detracting from performance included stock selection in real estate investment trusts and an underweight in diversified financial services. Also detracting were some options positions on closed-end financial fund, XLF. Individual detractors included Manulife Financial Corp., ProLogis, Bank of America Corp. and Sumitomo Mitsui Financial Group, Inc. Underweights in Canada and Australia also hindered returns over the period.

Describe recent portfolio activity.

•

From an industry perspective, we increased the Portfolio’s exposure to capital markets, commercial banks and IT services, and also initiated a small position in thrifts and mortgage finance. During the period, we reduced the Portfolio’s exposure to diversified financial services and insurance, and exited our position in consumer finance. From a regional perspective, we decreased the Portfolio’s exposure to Asia excluding Japan, Africa/Middle East and Japan; increased exposure to Europe and North America; and exited our position in Latin America.

Describe positioning at period end.

•

At period end, the Portfolio was overweight relative to the MSCI World Financials Index in commercial banks, capital markets and IT services, and underweight in real estate investment trusts, real estate management and development, and consumer finance. Geographically, the Portfolio was overweight in the United States, and was underweight in both Asia excluding Japan and Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,607.10	$9.28	$1,000	$1,017.98	$7.18
Investor A	$1,000	$1,601.70	$11.74	$1,000	$1,016.08	$9.10
Investor B	$1,000	$1,594.50	$18.02	$1,000	$1,011.21	$13.97
Investor C	$1,000	$1,596.90	$17.12	$1,000	$1,011.91	$13.26
Class R	$1,000	$1,598.70	$13.55	$1,000	$1,014.67	$10.50

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Institutional, 1.80% for Investor A, 2.77% for Investor B, 2.63% for Investor C and 2.08% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.

[2]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Portfolio. The Portfolio invests primarily in a portfolio of common stocks of financial services companies that Portfolio management believes have the potential to increase in value.

[3]	This unmanaged market capitalization-weighted index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

[4]

This index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment and real estate including REITs. The starting date for the index in the graph is 11/30/99.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2009

		Average Annual Total Returns[6]

		1 Year		5 Years		Since Inception[7]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	60.71%	(7.20)%	N/A	(0.45)%	N/A	5.59%	N/A
Investor A	60.17	(7.49)	(12.34)%	(0.70)	(1.77)%	5.32	4.75%
Investor B	59.45	(8.48)	(12.59)	(1.54)	(1.78)	4.66	4.66
Investor C	59.69	(8.35)	(9.25)	(1.49)	(1.49)	4.50	4.50
Class R	59.87	(7.88)	N/A	(1.05)	N/A	5.07	N/A
MSCI World Index	41.81	(2.29)	N/A	3.51	N/A	(0.07)	N/A
MSCI World Financials Index	74.69	(10.33)	N/A	(2.14)	N/A	(0.05)[8]	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on 11/26/99.

[8]	Since inception total return is from 11/30/99.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	5

About Fund Performance	BlackRock Global Financial Services Fund, Inc.

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including administration fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2009 and held through September 30, 2009) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Portfolio may invest in various derivative instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument.

The Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Statement of Assets and Liabilities	BlackRock Global Financial Services Fund, Inc.

September 30, 2009

Assets

Investments at value — Global Financial Services Portfolio (the “Portfolio”) (cost — $90,972,452)	$97,415,385
Withdrawals receivable from the Portfolio	196,045
Capital shares sold receivable	87,271
Prepaid expenses	47,429

Total assets	97,746,130

Liabilities

Capital shares redeemed payable	283,316
Other accrued expenses payable	57,595
Service and distribution fees payable	42,472
Administration fees payable	27,462
Other affiliates payable	10,109

Total liabilities	420,954

Net Assets	$97,325,176

Net Assets Consist of

Paid-in capital	157,842,069
Undistributed net investment income	194,211
Accumulated net realized loss allocated from the Portfolio	(67,154,037)
Net unrealized appreciation/depreciation allocated from the Portfolio	6,442,933

Net Assets	$97,325,176

Net Asset Value

Institutional — Based on net assets of $8,911,899 and 1,165,277 shares outstanding, 100 million shares authorized, $0.10 par value	$7.65

Investor A — Based on net assets of $41,428,444 and 5,481,366 shares outstanding, 100 million shares authorized, $0.10 par value	$7.56

Investor B — Based on net assets of $4,599,404 and 605,941 shares outstanding, 100 million shares authorized, $0.10 par value	$7.59

Investor C — Based on net assets of $32,892,271 and 4,486,714 shares outstanding, 100 million shares authorized, $0.10 par value	$7.33

Class R — Based on net assets of $9,493,158 and 1,287,582 shares outstanding, 100 million shares authorized, $0.10 par value	$7.37

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	7

Statement of Operations	BlackRock Global Financial Services Fund, Inc.

Year Ended September 30, 2009

Investment Income

Net investment income allocated from the Portfolio:
Dividends	$2,194,969
Foreign taxes withheld	(98,823)
Income — affiliated	40,389
Securities lending — affiliated	1,272
Expenses	(564,066)

Total income	1,573,741

Expenses

Administration	279,992
Service — Investor A	84,535
Service and distribution — Investor B	41,972
Service and distribution — Investor C	279,645
Service and distribution — Class R	32,436
Transfer agent — Institutional	21,725
Transfer agent — Investor A	118,087
Transfer agent — Investor B	24,252
Transfer agent — Investor C	111,339
Transfer agent — Class R	29,262
Registration	67,177
Printing	59,747
Professional	32,979
Officer and Directors	33
Miscellaneous	17,423

Total expenses	1,200,604

Net investment income	373,137

Realized and Unrealized Gain (Loss) Allocated from the Portfolio

Net realized loss from investments and foreign currency	(40,640,471)
Net change in unrealized appreciation/depreciation on investments and foreign currency	23,951,154

Total realized and unrealized loss	(16,689,317)

Net Decrease in Net Assets Resulting from Operations	$(16,316,180)

See Notes to Financial Statements.

8	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Statements of Changes in Net Assets	BlackRock Global Financial Services Fund, Inc.

	Year Ended September 30,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$373,137	$1,782,075
Net realized loss	(40,640,471)	(26,312,917)
Net change in unrealized appreciation/depreciation	23,951,154	(31,369,302)

Net decrease in net assets resulting from operations	(16,316,180)	(55,900,144)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(223,875)	(113,030)
Investor A	(945,975)	(275,651)
Investor B	(9,499)	—
Investor C	(497,104)	(11,974)
Class R	(123,569)	(30,173)
Net realized gain:
Institutional	—	(3,048,637)
Investor A	—	(8,162,775)
Investor B	—	(2,299,693)
Investor C	—	(4,787,102)
Class R	—	(1,753,401)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,800,022)	(20,482,436)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(12,225,016)	108,854,281

Redemption Fees

Redemption fees	12,541	33,598

Net Assets

Total increase (decrease) in net assets	(30,328,677)	32,505,299
Beginning of year	127,653,853	95,148,554

End of year	$97,325,176	$127,653,853

Undistributed net investment income	$194,211	$1,735,641

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	9

Financial Highlights	BlackRock Global Financial Services Fund, Inc.

	Institutional					Investor A

	Year Ended September 30,					Year Ended September 30,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$8.50	$16.75	$15.93	$15.53	$14.12	$8.41	$16.63	$15.82	$15.45	$14.06

Net investment income[1]	0.06	0.22	0.19	0.50	0.44	0.05	0.20	0.15	0.44	0.27
Net realized and unrealized gain (loss)[2]	(0.74)	(5.22)	1.59	1.89	3.17	(0.74)	(5.18)	1.58	1.90	3.29

Net increase (decrease) from investment operations	(0.68)	(5.00)	1.78	2.39	3.61	(0.69)	(4.98)	1.73	2.34	3.56

Dividends and distributions from:
Net investment income	(0.17)	(0.12)	(0.46)	(0.38)	(0.18)	(0.16)	(0.11)	(0.42)	(0.36)	(0.15)
Net realized gain	—	(3.13)	(0.50)	(1.61)	(2.02)	—	(3.13)	(0.50)	(1.61)	(2.02)

Total dividends and distributions	(0.17)	(3.25)	(0.96)	(1.99)	(2.20)	(0.16)	(3.24)	(0.92)	(1.97)	(2.17)

Net asset value, end of year	$7.65	$8.50	$16.75	$15.93	$15.53	$7.56	$8.41	$16.63	$15.82	$15.45

Total Investment Return[3]

Based on net asset value	(7.20)%	(35.58)%	11.20%	15.48%	27.37%	(7.49)%	(35.72)%	10.93%	15.17%	27.08%

Ratios to Average Net Assets[4]

Total expenses	1.57%	1.35%	1.42%	1.27%	1.32%	1.87%	1.57%	1.67%	1.54%	1.62%

Net investment income	1.09%	1.89%	1.18%	3.05%	2.93%	0.80%	1.80%	0.94%	2.66%	1.87%

Supplemental Data

Net assets, end of year (000)	$8,912	$11,361	$16,249	$17,843	$49,612	$41,428	$54,661	$26,777	$24,078	$10,040

Portfolio turnover of the Portfolio	75%	31%	55%	79%	80%	75%	31%	55%	79%	80%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

10	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Financial Highlights (continued)	BlackRock Global Financial Services Fund, Inc.

	Investor B					Investor C

	Year Ended September 30,					Year Ended September 30,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$8.31	$16.32	$15.52	$15.18	$13.86	$8.14	$16.20	$15.44	$15.10	$13.82

Net investment income (loss)[1]	(0.01)	0.06	0.03	0.33	0.16	(0.00)[2]	0.12	0.02	0.30	0.16
Net realized and unrealized gain (loss)[3]	(0.70)	(5.08)	1.55	1.84	3.23	(0.72)	(5.04)	1.53	1.87	3.21

Net increase (decrease) from investment operations	(0.71)	(5.02)	1.58	2.17	3.39	(0.72)	(4.92)	1.55	2.17	3.37

Dividends and distributions from:
Net investment income	(0.01)	—	(0.28)	(0.22)	(0.05)	(0.09)	(0.01)	(0.29)	(0.22)	(0.07)
Net realized gain	—	(2.99)	(0.50)	(1.61)	(2.02)	—	(3.13)	(0.50)	(1.61)	(2.02)

Total dividends and distributions	(0.01)	(2.99)	(0.78)	(1.83)	(2.07)	(0.09)	(3.14)	(0.79)	(1.83)	(2.09)

Net asset value, end of year	$7.59	$8.31	$16.32	$15.52	$15.18	$7.33	$8.14	$16.20	$15.44	$15.10

Total Investment Return[4]

Based on net asset value	(8.48)%	(36.26)%	10.13%	14.23%	26.08%	(8.35)%	(36.17)%	10.04%	14.35%	26.02%

Ratios to Average Net Assets[5]

Total expenses	2.86%	2.41%	2.42%	2.30%	2.39%	2.68%	2.32%	2.47%	2.31%	2.40%

Net investment income (loss)	(0.17)%	0.49%	0.18%	2.08%	1.09%	(0.01)%	1.17%	0.13%	1.91%	1.10%

Supplemental Data

Net assets, end of year (000)	$4,599	$7,758	$22,592	$27,397	$31,126	$32,892	$46,175	$20,535	$21,915	$15,087

Portfolio turnover of the Portfolio	75%	31%	55%	79%	80%	75%	31%	55%	79%	80%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01).

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	11

Financial Highlights (concluded)	BlackRock Global Financial Services Fund, Inc.

	Class R

	Year Ended September 30,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$8.18	$16.28	$15.54	$15.21	$13.91

Net investment income[1]	0.03	0.12	0.10	0.36	0.29
Net realized and unrealized gain (loss)[2]	(0.72)	(5.04)	1.54	1.90	3.18

Net increase (decrease) from investment operations	(0.69)	(4.92)	1.64	2.26	3.47

Dividends and distributions from:
Net investment income	(0.12)	(0.05)	(0.40)	(0.32)	(0.15)
Net realized gain	—	(3.13)	(0.50)	(1.61)	(2.02)

Total dividends and distributions	(0.12)	(3.18)	(0.90)	(1.93)	(2.17)

Net asset value, end of year	$7.37	$8.18	$16.28	$15.54	$15.21

Total Investment Return[3]

Based on net asset value	(7.88)%	(36.03)%	10.53%	14.90%	26.74%

Ratios to Average Net Assets[4]

Total expenses	2.22%	2.03%	2.02%	1.80%	1.83%

Net investment income	0.44%	1.09%	0.61%	2.22%	2.02%

Supplemental Data

Net assets, end of year (000)	$9,493	$7,699	$8,996	$5,314	$2,040

Portfolio turnover of the Portfolio	75%	31%	55%	79%	80%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

12	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements	BlackRock Global Financial Services Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Global Financial Services Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Global Financial Services Portfolio (the “Portfolio”) of Global Financial Services Master LLC, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at September 30, 2009 was 100%. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately 8 years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of September 30, 2009, the Fund’s investment in the Portfolio was classified as Level 2. The Fund believes more relevant disclosure regarding fair value measurements relates to the Portfolio, which is disclosed in Note 1 of the Portfolio’s Notes to Financial Statements included elsewhere in this report.

Investment Transactions and Net Investment Income: For financial reporting purposes, investment transactions in the Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the four years ended September 30, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	13

Notes to Financial Statements (continued)	BlackRock Global Financial Services Fund, Inc.

measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Portfolio under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administration services (other than investment advice and related portfolio activities). For such services, the Fund pays a monthly fee at an annual rate of 0.35% of the Fund’s average daily net assets.

The Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2009, affiliates including Merrill Lynch, from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $10,688. Affiliates received contingent deferred sales charges of $23,085 and $32,139 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $2,199 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, serves as transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended September 30, 2009, the Fund earned $237, which is included in income — affiliated in the Statement of Operations.

14	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	BlackRock Global Financial Services Fund, Inc.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from October 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period October 1, 2008 to December 31, 2008, the Fund paid $32,913 in return for these services, which is included in transfer agent in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2009, the Fund reimbursed the Administrator for costs incurred running the call center, which are included in transfer agent in the Statement of Operations.

Call Center Fees

Institutional	$387
Investor A	$5,257
Investor B	$860
Investor C	$3,539
Class R	$190

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2009 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$(114,545)
Accumulated net realized loss	$114,545

The tax character of distributions paid during the fiscal years ended September 30, 2008 and 2009 was as follows:

Ordinary income
9/30/2009	$1,800,022
9/30/2008	$5,916,473
Long-term capital gains
9/30/2008	$14,565,963

Total distributions
9/30/2009	$1,800,022

9/30/2008	$20,482,436

As of September 30, 2009, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$293,546
Capital loss carryforwards	(25,326,188)
Net unrealized losses*	(35,484,251)

Total	$(60,516,893)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and the timing and recognition of partnership income.

As of September 30, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires

2016	$114,096
2017	25,212,092

Total	$25,326,188

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	15

Notes to Financial Statements (concluded)	BlackRock Global Financial Services Fund, Inc.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2009		Year Ended September 30, 2008

	Shares	Amount	Shares	Amount

Institutional

Shares sold	546,654	$3,453,328	1,172,153	$13,274,856
Shares issued to shareholders in reinvestment of dividends and distributions	37,381	200,703	234,928	2,833,141

Total issued	584,035	3,654,031	1,407,081	16,107,997
Shares redeemed	(754,724)	(4,377,604)	(1,040,912)	(10,944,995)

Net increase (decrease)	(170,689)	$(723,573)	366,169	$5,163,002

Investor A

Shares sold and automatic conversion of shares	2,659,723	$15,264,627	6,349,523	$73,467,405
Shares issued to shareholders in reinvestment of dividends and distributions	158,532	843,295	635,582	7,594,996

Total issued	2,818,255	16,107,922	6,985,105	81,062,401
Shares redeemed	(3,834,043)	(21,602,515)	(2,097,789)	(22,726,530)

Net increase (decrease)	(1,015,788)	$(5,494,593)	4,887,316	$58,335,871

Investor B

Shares sold	140,963	$817,340	680,700	$7,275,836
Shares issued to shareholders in reinvestment of dividends and distributions	1,511	8,146	169,298	2,011,212

Total issued	142,474	825,486	849,998	9,287,048
Shares redeemed and automatic conversion of shares	(470,052)	(2,661,661)	(1,300,675)	(16,706,885)

Net decrease	(327,578)	$(1,836,175)	(450,677)	$(7,419,837)

Investor C

Shares sold	959,251	$5,330,089	5,164,909	$56,236,991
Shares issued to shareholders in reinvestment of dividends and distributions	90,444	470,163	387,068	4,497,683

Total issued	1,049,695	5,800,252	5,551,977	60,734,674
Shares redeemed	(2,237,867)	(11,773,790)	(1,144,659)	(12,005,649)

Net increase (decrease)	(1,188,172)	$(5,973,538)	4,407,318	$48,729,025

Class R

Shares sold	968,899	$5,307,269	521,810	$5,521,426
Shares issued to shareholders in reinvestment of dividends and distributions	23,718	123,569	152,841	1,783,651

Total issued	992,617	5,430,838	674,651	7,305,077
Shares redeemed	(645,708)	(3,627,975)	(286,523)	(3,258,857)

Net increase	346,909	$1,802,863	388,128	$4,046,220

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through November 25, 2009, the date the financials statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

16	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Financial Services Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Global Financial Services Fund, Inc. (the “Fund”) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Financial Services Fund, Inc. as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the fiscal year ended September 30, 2009:

Payable Date: December 12, 2008

Qualified Dividend Income for Individuals†	100.00	%††
Dividends Qualifying for the Dividend Received Deduction for Corporations†	72.45	%††
Foreign Source Income	58.25	%††
Foreign Taxes Paid Per Share	$0.020045

†	Expressed as a percentage of the ordinary income distributions

††	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	17

Portfolio Information	Global Financial Services Portfolio

As of September 30, 2009

Ten Largest Holdings	Percent of Long-Term Investments

The Goldman Sachs Group, Inc.	5%
JPMorgan Chase & Co.	5
HSBC Holdings Plc	5
Wells Fargo & Co.	5
Bank of America Corp.	4
Banco Santander SA	3
Bank of Nova Scotia	3
UBS AG	3
AXA SA	3
Visa, Inc. Class A	2

Geographic Allocation	Percent of Long-Term Investments

United States	37%
United Kingdom	8
Switzerland	7
France	6
Australia	6
Japan	5
Spain	5
Germany	4
Italy	4
Canada	4
Singapore	3
Bermuda	3
Norway	2
Indonesia	1
Egypt	1
Netherlands	1
Finland	1
Ireland	1
Belgium	1

18	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments September 30, 2009	Global Financial Services Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 5.9%
Australia & New Zealand Banking Group Ltd.	51,100	$1,094,602
Commonwealth Bank of Australia Ltd.	32,700	1,485,444
National Australia Bank Ltd.	42,800	1,158,189
QBE Insurance Group Ltd.	22,900	484,195
Westpac Banking Corp.	65,700	1,516,215

		5,738,645

Belgium — 0.6%
KBC Bancassurance Holding (a)	12,600	637,075

Bermuda — 2.7%
PartnerRe Ltd.	12,400	954,056
RenaissanceRe Holdings Ltd.	30,100	1,648,276

		2,602,332

Canada — 3.8%
Bank of Nova Scotia	63,900	2,912,562
Royal Bank of Canada	14,100	755,337

		3,667,899

Egypt — 0.9%
Commercial International Bank	82,650	868,663

Finland — 0.8%
Sampo Oyj	31,700	800,204

France — 6.0%
AXA SA	92,700	2,516,348
BNP Paribas SA	19,800	1,624,889
Societe Generale SA	14,400	1,164,776
Unibail — Rodamco	2,500	520,637

		5,826,650

Germany — 4.1%
Allianz AG Registered Shares	13,300	1,659,238
Deutsche Euroshop AG	15,000	525,483
Muenchener Rueckversicherungs AG Registered Shares	11,500	1,832,908

		4,017,629

Hong Kong — 0.4%
The Link REIT	186,800	410,540

Indonesia — 1.1%
Bank Rakyat Indonesia Tbk PT	1,349,800	1,040,870

Ireland — 0.7%
Irish Life & Permanent Plc	77,100	636,527

Italy — 3.9%
Assicurazioni Generali SpA	35,600	977,408
Banco Popolare SpA (a)	100,500	968,115
Credito Emiliano SpA (a)	46,100	293,680
Intesa Sanpaolo SpA	151,600	672,636
Unicredit SpA	223,400	876,820

		3,788,659

Japan — 5.4%
Mitsubishi Estate Co., Ltd.	13,050	204,152
Mitsubishi UFJ Financial Group, Inc.	216,400	1,156,473
Nomura Holdings, Inc.	129,300	792,592
Sumitomo Mitsui Financial Group, Inc.	53,700	1,861,365
Tokio Marine Holdings, Inc.	41,800	1,204,379

		5,218,961

Netherlands — 0.8%
ING Groep NV CVA	46,000	826,066

Common Stocks	Shares	Value

Norway — 1.9%
DnB NOR ASA	163,100	$1,899,046

Singapore — 3.0%
DBS Group Holdings Ltd.	159,000	1,492,425
United Overseas Bank Ltd.	119,800	1,420,788

		2,913,213

Spain — 5.1%
Banco Bilbao Vizcaya Argentaria SA	111,000	1,977,414
Banco Santander SA	187,500	3,028,966

		5,006,380

Switzerland — 7.0%
ACE Ltd.	17,900	956,934
Credit Suisse Group AG	26,900	1,496,658
Swiss Reinsurance Co., Registered Shares	11,900	539,575
UBS AG	151,100	2,770,405
Zurich Financial Services AG	4,400	1,049,162

		6,812,734

United Kingdom — 7.9%
Amlin Plc	37,900	232,683
HSBC Holdings Plc	412,074	4,718,475
Lloyds TSB Group Plc	395,700	657,194
Standard Chartered Plc	82,894	2,047,604

		7,655,956

United States — 37.5%
AON Corp.	13,700	557,453
Affiliated Managers Group, Inc. (a)	20,000	1,300,200
Arch Capital Group Ltd. (a)	7,200	486,288
BancorpSouth, Inc.	31,700	773,797
Bank of America Corp.	209,068	3,537,430
The Bank of New York Mellon Corp.	28,200	817,518
CME Group, Inc.	5,800	1,787,502
Cullen/Frost Bankers, Inc.	17,800	919,192
Fidelity National Title Group, Inc., Class A	38,700	583,596
Franklin Resources, Inc.	12,400	1,247,440
The Goldman Sachs Group, Inc.	28,000	5,161,800
JPMorgan Chase & Co.	111,675	4,893,598
The Macerich Co.	8,558	259,566
MetLife, Inc.	31,400	1,195,398
Northern Trust Corp.	11,900	692,104
People’s United Financial, Inc.	35,400	550,824
ProAssurance Corp. (a)	4,400	229,636
Prudential Financial, Inc.	10,124	505,289
Public Storage	12,000	902,880
Simon Property Group, Inc.	23,523	1,633,184
U.S. Bancorp	76,700	1,676,662
Visa, Inc. Class A (b)	32,000	2,211,520
Wells Fargo & Co.	163,400	4,604,612

		36,527,489

Total Common Stocks — 99.5%		96,895,538

Rights

France — 0.0%
BNP Paribas SA (expires 10/13/09)	19,800	42,882

Total Rights — 0.0%		42,882

Total Long-Term Investments (Cost — $90,495,187) — 99.5%		96,938,420

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	19

Schedule of Investments (continued)	Global Financial Services Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

Money Market Funds — 3.8%
BlackRock Liquidity Funds, TempFund, 0.20% (c)(d)	1,546,316	$1,546,316

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.29% (c)(d)(e)	$2,130	2,130,000

Total Short-Term Securities (Cost — $3,676,316) — 3.8%		3,676,316

Total Investments (Cost — $94,171,503*) — 103.3%		100,614,736
Liabilities in Excess of Other Assets — (3.3)%		(3,199,351)

Net Assets — 100.0%		$97,415,385

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$98,456,037

Gross unrealized appreciation	$12,102,526
Gross unrealized depreciation	(9,943,827)

Net unrealized appreciation	$2,158,699

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	$1,546,316	$1,568
BlackRock Liquidity Series, LLC Cash Sweep Series	$(11,570,781)	$38,584
BlackRock Liquidity Series, LLC Money Market Series	$630,000	$1,272

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loans.

•	Foreign currency exchange contracts as of September 30, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	665,452	USD	973,078	State Street Bank and Trust Co.	10/01/09	$715
USD	441,650	CHF	456,313	State Street Bank and Trust Co.	10/01/09	1,318
USD	1,158,903	NOK	6,757,485	State Street Bank and Trust Co.	10/01/09	(10,966)
JPY	72,490,825	USD	803,464	State Street Bank and Trust Co.	10/02/09	4,107
EUR	677,276	USD	990,502	State Street Bank and Trust Co.	10/05/09	584

Total						$(4,242)

•	Currency Abbreviations:

CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
USD	US Dollar

•	Fair Value Measurements —Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1
Long-Term Investments
Common Stocks:
Bermuda	$2,602,332
Canada	3,667,899
France	1,624,889
Switzerland	956,934
United States	36,527,489

45,379,543
Rights:
France	42,882
Short-Term Securities	1,546,316

Total Level 1	46,968,741

Level 2
Long-Term Investments
Common Stocks:
Australia	5,738,645
Belgium	637,075
Egypt	868,663
Finland	800,204
France	4,201,761
Germany	4,017,629
Hong Kong	410,540
Indonesia	1,040,870
Ireland	636,527
Italy	3,788,659
Japan	5,218,961
Netherlands	826,066
Norway	1,899,046
Singapore	2,913,213
Spain	5,006,380
Switzerland	5,855,800
United Kingdom	7,655,956

51,515,995
Short-Term Securities	2,130,000

Total Level 2	53,645,995

Level 3	—

Total	$100,614,736

See Notes to Financial Statements.

20	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Schedule of Investments (concluded)	Global Financial Services Portfolio

The following table summarizes the inputs used as of September 30, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	—	—
Level 2	$6,724	$(10,966)
Level 3	—	—

Total	$6,724	$(10,966)

[1]	Other financial instruments are the foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	21

Statement of Assets and Liabilities	Global Financial Services Portfolio

September 30, 2009

Assets

Investments at value — unaffiliated (including securities loaned of $2,073,300) (cost — $90,495,187)	$96,938,420
Investments at value — affiliated (identified cost — $3,676,316)	3,676,316
Unrealized appreciation on foreign currency exchange contracts	6,724
Foreign currency at value (cost — $3)	3
Investments sold receivable	1,610,233
Dividends receivable	366,421
Securities lending receivable — affiliated	79
Prepaid expenses	1,463

Total assets	102,599,659

Liabilities

Collateral on securities loaned, at value	2,130,000
Unrealized depreciation on foreign currency exchange contracts	10,966
Investments purchased payable	2,772,454
Withdrawals payable to investor	196,045
Other accrued expenses payable	42,158
Investment advisory fees payable	31,390
Officer’s and Directors’ fees payable	32
Other liabilities payable	827
Other affiliates payable	402

Total liabilities	5,184,274

Net Assets	$97,415,385

Net Assets Consist of

Investor’s capital	$90,972,452
Net unrealized appreciation/depreciation	6,442,933

Net Assets	$97,415,385

See Notes to Financial Statements.

22	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Statement of Operations	Global Financial Services Portfolio

Year Ended September 30, 2009

Investment Income

Dividends	$2,194,969
Foreign taxes withheld	(98,823)
Income — affiliated	40,389
Securities lending — affiliated	1,272

Total income	2,137,807

Expenses

Investment advisory	320,257
Accounting services	90,823
Professional	68,911
Custodian	47,376
Officer and Directors	17,613
Printing	5,687
Miscellaneous	13,708

Total expenses	564,375
Less fees waived by advisor	(309)

Total expenses after fees waived by advisor	564,066

Net investment income	1,573,741

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments — unaffiliated	(40,526,834)
Investments — affiliated	1,110
Foreign currency	(114,747)

(40,640,471)

Net change in unrealized appreciation/depreciation on:
Investments	23,939,808
Foreign currency	11,346

23,951,154

Total realized and unrealized loss	(16,689,317)

Net Decrease in Net Assets Resulting from Operations	$(15,115,576)

See Notes to Financial Statements.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	23

Statements of Changes in Net Assets	Global Financial Services Portfolio

	Year Ended September 30,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$1,573,741	$3,319,339
Net realized loss	(40,640,471)	(26,312,917)
Net change in unrealized appreciation/depreciation	23,951,154	(31,369,302)

Net decrease in net assets resulting from operations	(15,115,576)	(54,362,880)

Capital Transactions

Proceeds from contributions	30,185,194	168,086,737
Fair value of withdrawals	(45,440,459)	(81,143,368)

Net increase (decrease) in net assets derived from capital transactions	(15,255,265)	86,943,369

Net Assets

Total increase (decrease) in net assets	(30,370,841)	32,580,489
Beginning of year	127,786,226	95,205,737

End of year	$97,415,385	$127,786,226

Financial Highlights	Global Financial Services Portfolio

	Year Ended September 30,

	2009	2008	2007	2006	2005

Total Investment Return

Total investment return	(6.52)%	(34.83)%	11.91%	16.07%	28.02%

Ratios to Average Net Assets

Total expenses	0.70%	0.64%	0.71%	0.66%	0.70%

Total expenses after fees waived	0.70%	0.64%	0.71%	0.66%	0.70%

Net investment income	1.97%	2.69%	1.89%	3.62%	3.05%

Supplemental Data

Net assets, end of year (000)	$97,415	$127,786	$95,206	$96,601	$107,953

Portfolio turnover	75%	31%	55%	79%	80%

See Notes to Financial Statements.

24	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements	Global Financial Services Portfolio

1. Organization and Significant Accounting Policies:

Global Financial Services Portfolio (the “Portfolio”) is part of Global Financial Services Master LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value each business day. The Portfolio values its investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mid between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts) the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	25

Notes to Financial Statements (continued)	Global Financial Services Portfolio

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. The Portfolio may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Portfolio is classified as a “pass-through entity” for federal income tax purposes. As such, an investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Portfolio may engage in various portfolio investment strategies both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Portfolio may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Portfolio and each of its counterparties. The ISDA Master Agreement allows the Portfolio to offset with its counter-party certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolio’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolio. For over-the-counter purchased options, the Portfolio bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as written options obligate the Portfolio to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded options is minimal because of protection against defaults by the exchange on which they trade.

Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized

26	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (continued)	Global Financial Services Portfolio

gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Portfolio may purchase and write call and put options to increase or decrease its exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Portfolio is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered,” meaning that the Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing a security at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options.

Derivatives Instruments Categorized by Risk Exposure:

Value of Derivative Instruments as of September 30, 2009*

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$6,724	Unrealized depreciation on foreign currency exchange contracts	$10,966

*	For open derivative instruments as of September 30, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended September 30, 2009.

The Effect of Derivative Instruments on the Statement of Operations Year Ended September 30, 2009

	Net Realized Gain (Loss) From

	Purchased Options**	Foreign Currency Exchange Contracts	Total

Foreign currency exchange contracts	—	$(94,708)	$(94,708)
Equity contracts	$(381,974)	—	(381,974)

Total	$(381,974)	$(94,708)	$(476,682)

**	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

Net Change in Unrealized Appreciation/Depreciation on

Foreign Currency Exchange Contracts

Foreign currency exchange contracts	$(2,976)

3. Investment Advisory Agreement and Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Portfolio under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Master LLC has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	27

Notes to Financial Statements (continued)	Global Financial Services Portfolio

The Manager is responsible for the management of the Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee based upon the average daily value of the Portfolio’s net assets at an annual rate of 0.40%.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the advisor in the Statement of Operations.

Effective December 31, 2008, the Manager has entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager, under which the Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolio to the Manager. Prior to December 31, 2008, BlackRock Investment Management, LLC (“BIM”) served as sub-advisor.

For the year ended September 30, 2009, the Portfolio reimbursed the Manager $1,625 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Portfolio has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended September 30, 2009, BIM received $76 in securities lending agent fees.

In addition, MLPF&S received $2,660 in commissions on the execution of portfolio security transactions for the Portfolio for the period October 1, 2008 to December 31, 2008 (after which time MLPF&S was no longer considered an affiliate).

The Master LLC may earn income on positive cash balances in demand deposit accounts. For the year ended September 30, 2009, the Master LLC earned $237, which is included in income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master LLC reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2009 were $60,535,080 and $62,426,382, respectively.

5. Short-Term Borrowings:

The Master LLC, on behalf of Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). The Portfolio did not borrow under the credit agreement during the year ended September 30, 2009.

6. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

28	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Notes to Financial Statements (concluded)	Global Financial Services Portfolio

As of September 30, 2009, the Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments

Commercial Banks	47%
Insurance	20
Capital Markets	15
Diversified Financial Services	11
Real Estate Investment Trusts (REITs)	4
IT Services	2
Real Estate Management & Development	1

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio’s financial statements through November 25, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Investor and Board of Directors of Global Financial Services Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Financial Services Portfolio of Global Financial Services Master LLC (the “Master LLC”) as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Financial Services Portfolio of Global Financial Services Master LLC as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 25, 2009

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors of Global Financial Services Master LLC (the “Master LLC”) met on April 16, 2009 and May 21 – 22, 2009 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC also considered the approval of the separate sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited and BlackRock Investment Management, LLC (the “Sub-Advisors”) with respect to the Master LLC. BlackRock Global Financial Services Fund, Inc. (the “Fund”) currently invests all of its investable assets in the Master LLC. Accordingly, the Board of Directors of the Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreements. The Fund does not require investment advisory services since all investments are made at the Master LLC level.

The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” For ease and clarity of presentation, the Board of Directors of the Master LLC and the Board of Directors of the Fund, each of which are comprised of the same thirteen individuals, are herein referred to individually as a “Board” and collectively as the “Boards” and the members of the Boards are referred to as the “Board Members.”

Activities and Composition of the Boards

Each Board consists of thirteen individuals, eleven of whom are not “interested persons” of either the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are each Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Fund and/or the Master LLC by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their committees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and/or the Master LLC and their shareholders and/or interest holders, as applicable (collectively referred to herein as the “shareholders”). Among the matters the Boards considered were: (a) investment performance for one-, three-and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund and/or the Master LLC for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund and/or Master LLC operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s and the Master LLC’s investment objective, policies and restrictions; (e) each of the Fund’s and the Master LLC’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s and the Master LLC’s respective valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

30	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2009 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund and/or the Master LLC to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 16, 2009, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21 – 22, 2009 Board meeting.

At an in-person meeting held on May 21 – 22, 2009, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and each of the Sub-Advisors with respect to the Master LLC for a one-year term ending June 30, 2010. The Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, also considered the continuation of the Agreements and found the Agreements to be satisfactory. The Boards considered all factors they believed relevant with respect to the Fund and/or the Master LLC, as applicable, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund, the Master LLC and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund and the Master LLC; (d) economies of scale; and (e) other factors.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and the Master LLC and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund and the Master LLC. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by the Master LLC’s portfolio management team discussing Master LLC performance and the Master LLC’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master LLC’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Fund and the Master LLC. BlackRock and its affiliates and significant shareholders provide the Fund and the Master LLC with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund and the Master LLC by third parties) and officers and other personnel as are necessary for the operations of the Fund and the Master LLC. In addition to investment advisory services, BlackRock and its affiliates provide the Fund and the Master LLC with other services, including, as pertinent: (i) preparing disclosure documents,

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund and the Master LLC, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund, the Master LLC and

BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of the Fund and the Master LLC. In preparation for the April 16, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of the Fund and the Master LLC throughout the year. The Boards attach more importance to performance over relatively long periods of time, typically three to five years.

The Boards noted that the Fund’s performance was below the median of its Customized Lipper Peer Group for the one- and three-year periods reported. The Boards and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Boards were informed that, among other things, performance was negatively impacted by poor stock selection in the United States, Japan and France and overweight positions (relative to the Lipper Financial Services peer group average weight) in China, Italy, Korea and the United Kingdom. The Boards also noted that the Fund’s performance for the five-year period reported was above the median of its Customized Lipper Peer Group median.

The Boards and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund and the Master LLC: The Boards, including the Independent Board Members, reviewed the Master LLC’s contractual advisory fee rates compared with the other funds in the Fund’s Lipper category. They also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master LLC. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund and/or the Master LLC. The Boards reviewed BlackRock’s profitability with respect to the Master LLC and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

32	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

In addition, the Boards considered the cost of the services provided to the Fund and the Master LLC by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the Master LLC and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Fund and the Master LLC. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Boards noted that the contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Fund’s Peers.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund and the Master LLC increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund and the Master LLC to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Master LLC. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Boards also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund and the Master LLC, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund and the Master LLC, including for administrative, transfer agency and distribution services. The Boards also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2010 and the separate Sub-Advisory Agreements between the Manager and each Sub-Advisor with respect to the Master LLC for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board Members of the Fund present at the meeting, including the Independent Board Members present at the meeting, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	33

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Director and Co-Chair of the Board of Directors	Since 1999	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 RICs consisting of 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Director and Co-Chair of the Board of Directors	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.

				34 RICs consisting of 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.

				34 RICs consisting of 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 RICs consisting of 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

				34 RICs consisting of 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	Since 1999	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 RICs consisting of 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				34 RICs consisting of 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 RICs consisting of 81 Portfolios	None

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Trustee, State Street Research Mutual Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.

				34 RICs consisting of 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

34	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Director and Chair of the Audit Committee	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				34 RICs consisting of 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				34 RICs consisting of 81 Portfolios	None

	[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s/Master LLC’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				172 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

				172 RICs consisting of 283 Portfolios	None

[3]

Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Fund/Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	35

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund/Master LLC Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 40 East 52nd Street New York, NY 10022 1971	Vice President	Since 2009

Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Brian Schmidt 40 East 52nd Street New York, NY 10022 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

	[1]	Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

36	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

Officers and Directors (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock International Limited
Edinburgh, Scotland
United Kingdom EH38JB

Custodian
Brown Brothers
Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Fund and Master LLC, retired. The Fund’s and Master LLC’s Boards wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Fund and Master LLC, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Fund and Master LLC.

Effective September 17, 2009, Brendan Kyne, became a Vice Presidents of the Fund and Master LLC.

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC website at http://www.sec.gov.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	37

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Record

Information about how the Fund/Portfolio votes proxies relating to securities held in the Fund’s/Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios

Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.	SEPTEMBER 30, 2009	39

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#GFSF-9/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Financial Services Fund, Inc.	$6,800	$6,800	$0	$0	$8,506	$9,033	$1,028	$1,049
Global Financial Services Master LLC	$25,500	$25,300	$0	$0	$0	$0	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Global Financial Services Fund, Inc.	$417,034	$415,082
Global Financial Services Master LLC	$407,500	$405,000

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

Date: November 20, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master LLC

Date: November 20, 2009